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                                                                    EXHIBIT 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Executive Officer of Smith & Wesson Holding Corporation (the "Company"), hereby certify to my knowledge that the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended October 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  December 16, 2002

                                 BY: /s/ Mitchell A. Saltz
                                     -------------------------------------
                                              MITCHELL A. SALTZ
                                           CHIEF EXECUTIVE OFFICER